UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

NALCO HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	333-115560-15	73-1683500
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

William Roe, Chief Operating Officer of Nalco Holding Company, Nalco Finance Holdings LLC, Nalco Holdings LLC and Nalco Company (collectively the "Companies") announced his retirement from the Companies on May 30, 2007.  A copy of Nalco Holding Company’s press release on this subject and new organizational changes is attached as an exhibit to this Form 8-K.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1

Press release of Nalco Holding Company dated May 30, 2007, describing  new organizational changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDINGS LLC

/s/ Stephen N. Landsman
Secretary

Date: May 30, 2007